                                                                   Exhibit 10.10


                             AMENDMENT NO. 1 TO THE
                               QUANTUM CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                            (as Amended May 29, 2001)

     QUANTUM CORPORATION (the "Company"), having adopted the Quantum Corporation Employee Stock Purchase Plan (the "Plan"), and amended and restated the Plan in its entirety most recently effective as of May 29, 2001, hereby amends the restated Plan as follows:

     1.   Section 24 is deleted in its entirety.

     2.   This Amendment No. 1 is effective as of May 1, 2002.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the restated Plan on the date indicated below.


                                    QUANTUM CORPORATION



Dated: May 1, 2002                  By: /s/ Shawn Hall
                                        ---------------------------------
                                        Shawn Hall
                                        Vice President, General Counsel &
                                        Secretary